THE VANTAGEPOINT FUNDS

Vantagepoint Inflation Focused Fund

Vantagepoint Core Bond Index Fund

Vantagepoint Equity Income Fund

Supplement dated February 27, 2015 to the Prospectus dated May 1, 2014, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN INVESTMENT POLICIES

This supplement provides information about certain changes to the above series of The Vantagepoint Funds.

At the December 12, 2014 meeting of the Board of Directors (the “Board”) of The Vantagepoint Funds, Vantagepoint Investment Advisers, LLC (“VIA”), the investment adviser to The Vantagepoint Funds, recommended and the Board approved certain changes to the investment objective and principal investment strategies of the Vantagepoint Inflation Focused Fund (the “Inflation Focused Fund”) and the principal investment strategies of the Vantagepoint Core Bond Index Fund (the “Core Bond Index Fund”). In addition, at the January 23, 2015 Board meeting, VIA recommended and the Board approved a change to the principal investment strategies of the Vantagepoint Equity Income Fund (“Equity Income Fund”). These changes are summarized below and are expected to become effective on May 1, 2015. An amended prospectus will be available and distributed to shareholders in May 2015.

I.	Inflation Focused Fund

Effective May 1, 2015, the Inflation Focused Fund’s investment objective and principal investment strategies will change in connection with the addition of a new subadviser, AllianceBernstein LP, who will manage a portion of the Inflation Focused Fund’s assets using a multi-sector inflation strategy.

Currently, the Inflation Focused Fund invests, under normal circumstances, at least 80% of its net assets in inflation-adjusted U.S. and foreign fixed income securities and normally invests at least 50% of its net assets in U.S. Treasury inflation-protected securities. Beginning on May 1, 2015, the Inflation Focused Fund will pursue its revised investment objective by investing, under normal conditions, in a combination of: (i) inflation-indexed fixed income securities or instruments, (ii) other fixed income securities or instruments, and (iii) inflation-linked derivatives. To the extent a Fund subadviser invests in fixed income securities that are not inflation-indexed, it may use inflation-linked derivatives in connection with such investments to seek to achieve the Fund’s investment objective.

Also beginning May 1, 2015, the Inflation Focused Fund’s investment objective will change from the current objective, which is to offer current income, to a revised objective, which will be to offer inflation protection and income.1

BlackRock Financial Management, Inc. and Pacific Investment Management Company, LLC will remain as the other Inflation Focused Fund subadvisers. In addition, the principal investment risks of the Inflation Focused Fund, as disclosed in the prospectus, are not expected to change as a result of these above changes.

[1]	The change to the Inflation Focused Fund’s investment objective was approved via written consent on behalf of the holder (either directly or indirectly through the Vantagepoint Model Portfolio Funds and Milestone Funds) of a majority of the Inflation Focused Fund’s outstanding voting securities as of January 31, 2015. An information statement related to this approval was made available on February 27, 2015 to Inflation Focused Fund shareholders of record at the close of business on January 31, 2015. This Information Statement is available at http://www.icmarc.org/x3333.xml?RFID=W149.

II.	Core Bond Index Fund

Beginning May 1, 2015, the Core Bond Index Fund’s principal investment strategies will change to reflect that the Fund will invest, under normal circumstances, at least 80% (a change from the current 90%) of its net assets in bonds and other fixed income securities included in the Barclays U.S. Aggregate Bond Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index. In addition and on that date, the Core Bond Index Fund will consider To-Be-Announced purchase commitments that provide substantially similar exposure to securities in the Barclays U.S. Aggregate Index to be investments included within the index.

The principal investment risks of the Core Bond Index Fund, as disclosed in the prospectus, are not expected to significantly change as a result of these above changes.

III.	Equity Income Fund

Beginning May 1, 2015, the Equity Income Fund’s principal investment strategies will change. Currently, the second sentence of the Equity Income Fund’s principal investment strategies states that the Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. Beginning on May 1, 2015, the reference to “at above-market levels” will be removed. As a result, the second sentence of the principal investment strategies will state that the Equity Income Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends.

The principal investment risks of the Equity Income Fund, as disclosed in the prospectus, are not expected to change as a result of the above change.

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Please refer to The Vantagepoint Funds’ prospectus for a more detailed description of the risks involved before investing.

Please retain this supplement for future reference.

SUPP-360-201502-1558

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